UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 27, 2016

Date of Report: (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On October 27, 2016, Arthur J. Gallagher & Co. (the Company) issued a press release setting forth the company’s financial results for the quarter ended September 30, 2016 (the Earnings Release). A copy of the company’s press release is attached hereto as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure

In connection with the filing of the Earnings Release, the Company made materials entitled “Supplemental Quarterly Data” and “CFO Commentary” available through the investor relations page of its website. The CFO Commentary includes certain estimates relating to 2016 results.

Item 9.01.	Financial Statements and Exhibits

99.1 Press release, dated October 27, 2016, issued by Arthur J. Gallagher & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: October 27, 2016	By:	/s/ Douglas K. Howell
Douglas K. Howell
Vice President and Chief Financial Officer

Arthur J. Gallagher & Co.

Current Report On Form 8-K

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated October 27, 2016, issued by Arthur J. Gallagher & Co.